SUPPLEMENT DATED JUNE 25, 2004 TO THE
                        PROSPECTUS DATED OCTOBER 28, 2003

                              EMERALD MUTUAL FUNDS
                             THE EMERALD GROWTH FUND
                   THE EMERALD SELECT BANKING AND FINANCE FUND
                       THE EMERALD SELECT TECHNOLOGY FUND
                        CLASS A SHARES AND CLASS C SHARES


The Prospectus dated October 28, 2003 is revised as follows:

     The reference to the "Emerald Banking & Finance Fund" in the average annual total return table on page 14 of the Prospectus is deleted and replaced by the phrase "Emerald Select Technology Fund".

     On page 25 of the Prospectus the contact information for Legal Counsel is changed to Pepper Hamilton, LLP, 3000 Two Logan Square, Eighteenth and Arch Streets, Philadelphia, PA 19103-2799.